UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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FACTORSHARES TRUST
(Name of Registrant as Specified In Its Charter)

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PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

a series of FactorShares Trust
35 Beechwood Road, Suite 2B
Summit, New Jersey 07091

March 14 , 2014

Dear Shareholder:

Factor Advisors, LLC (“Factor Advisors” or the “Adviser”) is the investment adviser to the PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”). On or about November 25, 2013, all of the outstanding equity interests of Factor Advisors held by its then parent company, GENCAP Ventures, LLC (“ GENCAP ”), were acquired by Exchange Traded Managers Group LLC (“ETMG”), a newly formed entity controlled by Samuel Masucci, III, the Chief Executive Officer of Factor Advisors and GENCAP (the “Transaction”). GENCAP is indirectly controlled by Mark A. Esposito, who also controls Esposito Partners, LLC, the Fund’s investment sub-adviser (“Esposito Partners” or the “Sub-Adviser”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in the assignment, and automatic termination, of the investment advisory agreement between the Fund and Factor Advisors (the “Old Advisory Agreement”). Accordingly, a new investment advisory agreement must be approved by the Fund’s shareholders.

Additionally, the Transaction resulted in the automatic termination of the investment sub-advisory agreement (the “Old Sub-Advisory Agreement” and together with the Old Advisory Agreement, the “Old Advisory Agreements”) between Factor Advisors and Esposito Partners. Consequently, a new investment sub-advisory agreement must also be approved by the Fund’s shareholders.

Enclosed is a notice of a Special Meeting of Shareholders of the Fund to be held on April 10, 2014 (the “Meeting”) together with a Proxy Statement and Form of Proxy relating to the proposals to consider and approve a proposed new investment advisory agreement with Factor Advisors (the “Proposed Advisory Agreement”) and sub-advisory agreement with Esposito Partners (the “Proposed Sub-Advisory Agreement” and together with the Proposed Advisory Agreement, the “Proposed Advisory Agreements”).

The Proposed Advisory Agreements will have the same advisory fee rates and otherwise will be the same in all material respects as the Old Advisory Agreements. Although the equity ownership of Factor Advisors has changed as a result of the Transaction, the services provided by Factor Advisors to the Fund, including oversight of the Sub-Adviser, have not and are not expected to change as a result of the Transaction. Further, the Fund’s portfolio management team has not and is not expected to change as a result of the Transaction, and the Fund’s investment objective, principal investment strategies and principal investment risks have not changed and are not expected to change as a result of the Transaction. The Proposed Advisory Agreements provide that, following shareholder approval, Factor Advisors and Esposito Partners will continue to provide investment advisory services on substantially the same terms as the Old Advisory Agreements. The Fund’s daily operations and management activities are not expected to be affected in any way.

       At its November 21, 2013 meeting, the Board of Trustees of the Trust considered and approved the Proposed Advisory Agreements to take effect upon shareholder approval. Based on information that the Board received from Factor Advisors, the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, unanimously concluded that it is in the best interests of the Fund and its shareholders to approve the Proposed Advisory Agreements and recommended that the Proposed Advisory Agreements be submitted to the Fund’s shareholders for approval.

If you are a shareholder of record as of the close of business on February 25, 2014, you are entitled to vote at the Meeting and at any adjournment thereof. While you are welcome to join us at the Meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. The Board of Trustees of the Fund has recommended approval of the Proposed Advisory Agreements for the Fund, and encourages you to vote “FOR” the proposals . If you have any questions regarding the issues to be voted on, please do not hesitate to call the Fund toll-free at 1- 855-325-6676 .

Whether or not you are planning to attend the Meeting, we need your vote prior to April 10, 2014. Voting is quick and easy. Everything you need is enclosed. To vote, you may use any of the following methods:

MAIL:	Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope. BE SURE TO SIGN EACH CARD BEFORE MAILING IT.

PHONE:	Please call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET:	Visit the web site shown on your proxy card. Enter the control number on your proxy card and follow the instructions.

Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Proxy Statement or in person at the time of the Meeting. A prior proxy can also be revoked by proxy voting again through the web site or toll-free number listed in the enclosed proxy card.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

Sincerely,

/s/ Samuel Masucci, III
Samuel Masucci, III
President of FactorShares Trust

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important.

What is this document and why did you send it to me?

You are being asked to approve a new investment advisory agreement by and between FactorShares Trust (the “Trust”), on behalf of the PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”), and Factor Advisors, LLC and a new investment sub-advisory agreement by and between the Factor Advisors, LLC and Esposito Partners, LLC (together, the “Proposed Advisory Agreements”) at a special meeting of Fund shareholders (the “Special Meeting”).

Factor Advisors, LLC (“Factor Advisors” or the “Adviser”) and Esposito Partners, LLC (“Esposito Partners ” or the “Sub-Adviser”) have served as the investment adviser and sub-adviser, respectively, of the Fund since its inception.

On or about November 25, 2013, all of the outstanding equity interests of Factor Advisors held by its then parent company were acquired by a newly formed entity controlled by the Chief Executive Officer of Factor Advisors (the “Transaction”). Although the Transaction did not and is not expected to result in any change to the Fund’s investment strategies or in the portfolio managers responsible for the day-to-day management of the Fund, the Transaction does result in a “change in control” of Factor Advisors under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to the 1940 Act, the change in control of Factor Advisors automatically terminated the investment advisory agreements with the Adviser and Sub-Adviser (together, the “Old Advisory Agreements”).

At a Board meeting held on November 21, 2013, the Board of Trustees (the “Board”) of the Trust approved interim advisory and sub-advisory agreements to enable the Adviser and Sub-Adviser to continue managing the Fund while shareholders were solicited to approve the Proposed Advisory Agreements. Accordingly, you are being asked to approve the Proposed Advisory Agreements to enable the Adviser and Sub-Adviser to continue managing the Fund on a permanent basis. If Fund shareholders do not approve either of the Proposed Advisory Agreements, then the Board will have to consider other alternatives for the Fund, including its possible liquidation.

Will my approval of the Proposed Advisory Agreements affect the management and operation of the Fund?

No. The approval of the Proposed Advisory Agreements by Fund shareholders is not expected to have any effect on the management and operation of the Fund. If the Proposed Advisory Agreements are approved, the Fund will continue to be managed by the same Adviser and Sub-Adviser as have managed the Fund since its inception. If Fund shareholders do not approve either of the Proposed Advisory Agreements, then the Board will have to consider other alternatives for the Fund, including its possible liquidation.

Will my approval of the Proposed Advisory Agreements affect the Fund’s investment objective or principal investment strategies?

No. Approving the Proposed Advisory Agreements will not alter the Fund’s investment objective or investment strategies.

Will my approval of the Proposed Advisory Agreements result in an increase in the Fund’s investment advisory fee or other expenses?

No. The investment advisory fee paid by shareholders will not be affected if shareholders approve the Proposed Advisory Agreements. The fees under the Proposed Advisory Agreements are identical to those under the Fund’s prior investment advisory agreements and interim investment advisory agreements.

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third party proxy vendor that the Fund has engaged (at the Adviser’s expense) to contact shareholders and record proxy votes. To hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by Factor Advisors.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

In addition, you may vote through the internet by visiting www.proxyvote.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Broadridge Financial Solutions, Inc. at 1- 855-325-6676 .

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted “FOR” each proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter, but will not be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

If I vote by mail, how do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown on the account registration shown on the proxy card.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF
a series of FactorShares Trust
35 Beechwood Road, Suite 2B
Summit, New Jersey 07091

NOTICE OF SPECIAL MEETING
TO BE HELD APRIL 10, 2014

A special meeting of shareholders (the “Meeting”) of the PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”), a series of FactorShares Trust (the “Trust”), will be held on Thursday, April 10, 2014, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Meeting, shareholders of the Fund, voting separately, will be asked to consider and act upon the following proposals:

PROPOSAL 1:	To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Factor Advisors, LLC.
No fee increase is proposed.

PROPOSAL 2:	To approve a new sub-advisory agreement by and between Factor Advisors, LLC and Esposito Partners, LLC.
No fee increase is proposed.

PROPOSAL 3:	To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL UPON WHICH YOU ARE BEING ASKED TO VOTE.

The Trust’s Board of Trustees has fixed the close of business on February 25, 2014 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the web site shown on your proxy card to vote over the Internet.

By Order of the Board of Trustees

/s/ Samuel Masucci, III

Samuel Masucci, III
President of FactorShares Trust

March 14 , 2014

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF
a series of FactorShares Trust
35 Beechwood Road, Suite 2B
Summit, New Jersey 07091

PROXY STATEMENT
March 14 , 2014

       This Proxy Statement is being furnished to the shareholders of the PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”), a series of FactorShares Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Meeting”) to be held on Thursday, April 10, 2014, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.

    Shareholders of record at the close of business on the record date, established as February 25, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The approximate mailing date of this Proxy Statement to shareholders is March 14 , 2014. The Meeting will be held for the following purposes:

PROPOSAL 1 :	To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Factor Advisors, LLC (“Factor Advisors” or the “Adviser”). No fee increase is proposed.

PROPOSAL 2:	To approve a new sub-advisory agreement by and between the Adviser and Esposito Partners, LLC (“Esposito Partners” or the “Sub-Adviser”). No fee increase is proposed.

PROPOSAL 3:	To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at www.proxyvote.com. You may request a copy by mail (PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 1-877-756-7873. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
BETWEEN THE TRUST, ON BEHALF OF THE FUND , AND FACTOR ADVISORS

Background. Factor Advisors has provided investment advisory services to the Fund since the Fund’s inception in 2012. On or about November 25, 2013, all of the outstanding equity interests of Factor Advisors held by its then parent company, GENCAP Ventures, LLC (“GENCAP”), were acquired by Exchange Traded Managers Group LLC (“ETMG”), a newly formed entity wholly-owned and controlled by Samuel Masucci, III, the Chief Executive Officer of Factor Advisors and GENCAP (the “Transaction”). GENCAP is wholly-owned by Esposito Private Equity Group, L.P., which is controlled by Mark A. Esposito. Mr. Esposito also controls and owns 99% of the equity interests of Esposito Partners, the Fund’s investment sub-adviser.

Prior to the Transaction, the Adviser provided investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust (the “Old Advisory Agreement”). The Old Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on October 3, 2012, and by the Fund’s initial shareholder on November 8, 2012.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that any investment advisory contract must terminate on its “assignment.” Section 2(a)(4) of the 1940 Act provides that a change in control of an investment adviser, such as GENCAP selling its ownership interest in Factor Advisors to ETMG, constitutes an assignment. Consequently, the Transaction caused the Old Advisory Agreement to terminate.

As permitted by the 1940 Act and the rules thereunder, the Adviser has continued to provide investment advisory services to the Fund since the Transaction pursuant to an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”). The Interim Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on November 21, 2013. The Interim Advisory Agreement has the same advisory fee rate and otherwise is the same in all material respects as the Old Advisory Agreement, except that, as required by the 1940 Act, the Interim Advisory Agreement has a term of up to 150 days and requires that compensation payable to the Adviser be kept in an escrow account pending shareholder approval of a new advisory agreement. If a new investment advisory agreement (the “Proposed Advisory Agreement”) is not approved by Fund shareholders, the Adviser will be entitled to be paid the lesser of any costs incurred in performing the interim contract and the total amount in the escrow account.

Shareholders of the Fund must approve the Proposed Advisory Agreement for the Adviser to continue providing investment advisory services to the Fund after the Interim Advisory Agreement expires .

At an in-person meeting on November 21, 2013, the Board, including a majority of the Independent Trustees, approved the Proposed Advisory Agreement , and in an action by written consent on February 24, 2014, the Board recommended that the Proposed Advisory Agreement be submitted to the Fund’s shareholders for approval.

If both the Proposed Advisory Agreement and a new sub-advisory agreement with the Sub-Adviser are approved by Fund shareholders, the Proposed Advisory Agreement is expected to be executed on behalf of the Fund and the Adviser and will become effective on the date of the Meeting (currently scheduled for April 10, 2014). The Proposed Advisory Agreement is substantially identical to the Old Advisory Agreement with respect to the Fund, except for the dates of execution and effectiveness.

If either the Proposed Advisory Agreement or a new sub-advisory agreement with the Sub-Adviser are not approved by Fund shareholders, the Board will consider alternatives for the Fund, including closing and liquidating the Fund.

Factor Advisors has announced that no changes are planned to the portfolio management team or investment approach as a result of the Transaction. The Fund’s daily operations and management activities have not been and are not expected to be affected in any way by the Transaction.

Summary of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement. A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the Proposed Advisory Agreement is only a summary. You should refer to Exhibit A for the Proposed Advisory Agreement, and the description set forth in this Proxy Statement of the Proposed Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Description of the Advisory Agreements. Factor Advisors has served as investment adviser to the Fund since its commencement of operations on November 29, 2012. The Proposed Advisory Agreement, like the Old Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Advisory Agreement remains in effect for a period of up to 150 days, unless sooner terminated.

Like the Old Advisory Agreement, the Proposed Advisory Agreement may be terminated by the Board or a vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Adviser upon not more than 60 days’ nor less than 30 days’ notice.

Advisory Services. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement obligate Factor Advisors to provide the Fund with investment research, advice and supervision and furnish continuously an investment program for the Fund, consistent with its investment objectives and policies and subject to the supervision of the Board; the agreements also permit the Adviser to select, retain and oversee a sub-adviser to perform certain functions for which the Adviser is responsible.

Management Fees. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that the Adviser is entitled to a fee, to be paid by the Fund’s Business Manager, based on the Fund’s average daily net assets at the annual rate of 0.15% of the Fund’s average daily net assets, subject to a minimum annual fee of $30,000. The fees are computed daily and paid monthly. For the fiscal period from the Fund’s inception on November 29, 2012 through September 30, 2013, the Adviser earned management fees of $25,000 (1.47% of the Fund’s average net assets during the period), which were paid to the Adviser by the Business Manager and not by the Fund. The Interim Advisory Agreement differs from the Old Advisory Agreement and Proposed Advisory Agreement in that, as required by Rule 15a-4 under the 1940 Act, compensation payable to the Adviser will be kept in an escrow account pending shareholder approval of a new advisory agreement. If the Proposed Advisory Agreement is not approved by Fund shareholders, the Adviser will be entitled to be paid the lesser of any costs incurred in performing the interim contract and the total amount in the escrow account.

Brokerage Policies. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement authorize the Adviser to select ( or oversee a sub-adviser’s selection of ) the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Adviser to seek ( or oversee a sub-adviser that will seek ) for the Fund the most favorable execution and net price available under the circumstances. The Adviser ( or a sub-adviser ) may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research other services provided by the broker to the Adviser or sub-adviser , as applicable.

Payment of Expenses. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that the Adviser will pay all of the costs and expenses incurred by it in connection with the advisory services provided for the Fund. The Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Each of the Old Advisory Agreement, Interim Advisory Agreement and Proposed Advisory Agreement provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Portfolio Management. Esposito Partners is responsible for day-to-day management of the Fund’s portfolio. Upon shareholder approval of the Proposed Advisory Agreements, the Adviser will continue to be responsible for overseeing the Sub-Adviser’s management of the Fund’s portfolio, which function is presently performed by Mr. Masucci .

Executive Officers and Directors of the Adviser. Mr. Masucci serves as the Chief Executive Officer for the Adviser. As of the date of this Proxy Statement, the Adviser does not have any other executive officers or directors. The address of Factor Advisors and Mr. Masucci is 35 Beechwood Road, Suite 2B, Summit, New Jersey 07091.

Required Vote. Approval of the Proposed Advisory Agreement with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the Proposed Advisory Agreement and a new sub-advisory agreement with the Sub-Adviser are approved by the Fund’s shareholders, they are expected to become effective on the date of the Meeting. If Fund shareholders do not approve either the Proposed Advisory Agreement or a new sub-advisory agreement with the Sub -Adviser, the Adviser will cease to provide investment advisory services to the Fund upon the expiration of the Interim Advisory Agreement. In that event, the Board will consider alternatives for the Fund, including closing and liquidating the Fund.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, despite the sale of the controlling ownership interest in Factor Advisors, there will be no change in the services provided by the Adviser to the Fund. The Board considered that there will be no change in the portfolio management team who handle the day-to-day management responsibilities for the Fund’s portfolio or to the management of the Adviser. The Board was presented with information demonstrating that the Proposed Advisory Agreements would enable Fund shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Advisory Agreement, the Independent Trustees took into consideration, among other things, (a) the nature, extent and quality of the advisory services to be provided by Factor Advisors; (b) the investment performance of the Fund; (c) the costs of services provided by Factor Advisors and the profits derived by Factor Advisors from its relationship with the Fund; (d) whether the Fund and its shareholders benefit from economies of scale; (e) a comparison of the Fund’s expense ratios and those of similarly situated funds; (f) other financial benefits (such as soft dollars) to Factor Advisors and its affiliates from their relationship with the Fund; and (g) other factors the Independent Trustees deemed to be relevant.

The Independent Trustees considered the Adviser’s specific responsibilities in managing the Fund, including the Adviser’s responsibility for oversight of the Sub-Adviser. The Independent Trustees also considered the resources and compliance record of the Adviser and noted that the Transaction demonstrated Mr. Masucci’s financial commitment to Factor Advisors as a firm. After discussion, the Independent Trustees concluded that the Adviser has the resources and compliance policies and procedures appropriate to performing its duties under the Proposed Advisory Agreement and that the nature, overall quality, cost and extent of such management services was expected to continue to be satisfactory.

The Independent Trustees reviewed the Fund’s performance information for the 1-month, 3-month, year-to-date and since inception periods ended September 30, 2013 and determined that Fund performance was in line with the performance of the Fund’s underlying index. With respect to anticipated profitability, the Independent Trustees noted that the Transaction would not change the fees paid to the Adviser or the services provided by the Adviser, but it was too early to predict how the Transaction might affect the profitability of the Fund to Factor Advisors. The Independent Trustees noted that, given that the Adviser was earning only the minimum fee under the Old Advisory Agreement and Interim Advisory Agreement, half of which it was required to pay to the Sub-Adviser, the expected profitability to the Adviser with respect to the Proposed Advisory Agreement was not expected to be excessive. Overall, the Independent Trustees concluded that the fees to be paid under the Proposed Advisory Agreement were reasonable.

With respect to economies of scale, the Independent Trustees took note that the Fund had not yet attracted sufficient assets to assess whether the benefits from economies of scale would be achieved by the Fund.

No single factor was determinative of the Independent Trustees’ decision to approve the Proposed Advisory Agreement; rather, the Independent Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Independent Trustees determined that the Proposed Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund.  The Independent Trustees therefore determined that the approval of the Proposed Advisory Agreement was in the best interests of the Fund and its shareholders.

Additional Information about the Trust and the Adviser. The following is a list of the Trustees and executive officers of the Trust, their positions with the Trust, and their primary position with the Adviser, if any .

Name	Position with the Trust	Position with the Adviser
Samuel Masucci, III	Trustee, President and Principal Financial Officer	Chief Executive Officer
John W. Southard	Independent Trustee	None
Bryce Tillery	Independent Trustee	None

Other than the Transaction, the Fund knows of no other purchases or sales of securities of the Adviser or its parent companies or s ubsidiaries since the beginning of the most recently completed fiscal year by any Trustee.

Factor Advisors does not provide advisory services to any other open-end investment company as of the date of this Proxy Statement .

PROPOSAL 2

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT
BETWEEN FACTOR ADVISORS AND ESPOSITOPARTNERS

Background. Esposito Partners has provided investment sub-advisory services to the Fund and managed the Fund’s assets since the Fund’s inception in 2012. Mark. A. Esposito owns 99% of the equity interests of Esposito Partners and also controls GENCAP Ventures, LLC, the former parent company of Factor Advisors, the Fund’s investment adviser.

Prior to the Transaction (described above under “Proposal 1—Background”), the Sub-Adviser provided investment sub-advisory services to the Fund pursuant to an investment sub-advisory agreement with the Adviser (the “Old Sub-Advisory Agreement” and together with the Old Advisory Agreement, the “Old Advisory Agreements”). The Old Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on October 3, 2012, and by the Fund’s initial shareholder on November 8, 2012.

Although the Sub-Adviser was not a party to the Transaction, under the 1940 Act, a change in control of an investment adviser is deemed to constitute an assignment of a sub-advisory agreement with that adviser. Consequently, the Transaction is deemed to have been an assignment of the Old Sub-Advisory Agreement and to have resulted in the termination of the Old Advisory Agreement.

As permitted by the 1940 Act and the rules thereunder, the Sub-Adviser has continued to provide sub-advisory services to the Fund since the Transaction pursuant to an interim sub-advisory agreement between the Adviser and Sub-Adviser (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on November 21, 2013. The Interim Sub-Advisory Agreement has the same sub-advisory fee rate and otherwise is the same in all material respects as the Old Sub-Advisory Agreement, except that, as required by the 1940 Act, the Interim Sub-Advisory Agreement has a term of up to 150 days.

For the Sub-Adviser to continue to provide sub-advisory services to the Fund after the expiration of the Interim Sub-Advisory Agreement, shareholders of the Fund must approve a new sub-advisory agreement (the “Proposed Sub-Advisory Agreement” and together with the Proposed Advisory Agreement, the “Proposed Advisory Agreements”).

At an in-person meeting on November 21, 2013, the Board, including a majority of the Independent Trustees, approved the Proposed Sub-Advisory Agreement, and in an action by written consent on February 24, 2014, the Board recommended that the Proposed Sub-Advisory Agreement be submitted to the Fund’s shareholders for approval.

If both the Proposed Sub-Advisory Agreement and the Proposed Advisory Agreement are approved by Fund shareholders, the Proposed Sub-Advisory Agreement is expected to be executed on behalf of the Adviser and Sub-Adviser and will become effective on the date of the Meeting (currently scheduled for April 10, 2014). The Proposed Sub-Advisory Agreement is substantially identical to the Old Sub-Advisory Agreement with respect to the Fund, except for the dates of execution and effectiveness.

If either the Proposed Sub-Advisory Agreement or the Proposed Advisory Agreement are not approved by Fund shareholders, the Board will consider alternatives for the Fund, including closing and liquidating the Fund.

Factor Advisors has announced that no changes are planned to the portfolio management team or investment approach as a result of the Transaction. The Fund’s daily operations and management activities have not been and are not expected to be affected in any way by the Transaction. Esposito Partners does not provide advisory services to any other open-end investment company as of the date of this Proxy Statement.

Summary of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement. A copy of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the material terms of the Proposed Sub-Advisory Agreement is only a summary. You should refer to Exhibit B for the Proposed Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the Proposed Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B.

Description of the Sub-Advisory Agreements. Esposito Partners has served as investment sub-adviser to the Fund since its commencement of operations on November 29, 2012. The Proposed Sub-Advisory Agreement, like the Old Sub-Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Sub-Advisory Agreement remains in effect for a period of up to 150 days, unless sooner terminated.

Like the Old Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement may be terminated by the Board, by a vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, by the Adviser or by the Sub-Adviser upon 60 days’ notice.

Sub-Advisory Services. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement require that, subject to the supervision of the Board and the Adviser, Esposito Partners provide certain investment advisory services to the Fund, including managing the investment and reinvestment of the Fund’s assets.

Management Fees. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser is entitled to a fee, to be paid by the Adviser, based on the Fund’s average daily net assets at the annual rate of 0.05% of the Fund’s average daily net assets and subject to a minimum annual fee of $15,000. The fees are computed daily and paid monthly. For the fiscal period from the Fund’s inception on November 29, 2012 through September 30, 2013, the Sub-Adviser earned management fees of $12,500 (0.74% of the Fund’s average net assets during the period), which were paid to the Sub-Adviser by the Adviser and not by the Fund.

Brokerage Policies. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Sub-Adviser to seek for the Fund the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research other services provided by the broker to the Sub-Adviser.

Payment of Expenses. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The Sub-Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the agreement on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Portfolio Managers. Upon shareholder approval of the Proposed Advisory Agreements, Will Martin and Laurie Erwin of Esposito Partners, the current portfolio managers of the Fund, each of whom has managed the Fund since its inception, will continue to be responsible for the day-to-day management of the Fund’s portfolio.

Executive Officers and Directors of the Sub-Adviser. Information regarding the principal executive officers and directors of the Sub-Adviser is set forth below. The address of the Sub-Adviser and its executive officers and directors is 300 Crescent Court, Suite 650, Dallas, Texas 75201. The following are the executive officers and directors of the Sub-Adviser:

Name	Position with Adviser
Mark A. Esposito	President and Member
Will D. Martin	Chief Compliance Officer

Required Vote. Approval of the Proposed Sub-Advisory Agreement with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the Proposed Sub-Advisory Agreement and Proposed Advisory Agreement are approved by the Fund’s shareholders, they are expected to become effective on the date of the Meeting. If Fund shareholders do not approve either the Proposed Sub-Advisory Agreement or the Proposed Advisory Agreement, the Sub-Adviser will cease to provide investment sub-advisory services to the Fund upon the expiration of the Interim Sub-Advisory Agreement. In that event, the Board will consider alternatives for the Fund, including closing and liquidating the Fund.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, despite the sale of the controlling ownership interest in Factor Advisors, there will be no change in the services provided by the Adviser or Sub-Adviser to the Fund. The Board considered that there will be no change in the portfolio management team who handle the day-to-day management responsibilities for the Fund’s portfolio or to the management of the Adviser. The Board was presented with information demonstrating that the Proposed Sub-Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Sub-Advisory Agreement, the Independent Trustees took into consideration, among other things, (a) the nature, extent and quality of the sub-advisory services to be provided by Esposito Partners; (b) the investment performance of the Fund; (c) the costs of services provided by Esposito Partners and the profits derived by Esposito Partners from its relationship with the Fund; (d) whether the Fund and its shareholders benefit from economies of scale; (e) a comparison of the Fund’s expense ratios and those of similarly situated funds; (f) other financial benefits (such as soft dollars) to Esposito Partners and its affiliates from their relationship with the Fund; and (g) other factors the Independent Trustees deemed to be relevant.

The Independent Trustees considered the Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the qualifications, experience and responsibilities of the portfolio managers. The Independent Trustees also considered the resources and compliance record of the Sub-Adviser. After discussion, the Independent Trustees concluded that the Sub-Adviser has the appropriate personnel and compliance policies and procedures to perform its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, cost and extent of such services was expected to continue to be satisfactory.

The Independent Trustees reviewed the Fund’s performance information for the 1-month, 3-month, year-to-date and since inception periods ended September 30, 2013 and determined that Fund performance was in line with the performance of the Fund’s underlying index. With respect to anticipated profitability, the Independent Trustees noted that the Transaction would not change the fees paid to the Sub-Adviser or the services provided by the Sub-Adviser, but it was too early to predict how the Transaction might affect the profitability of the Fund to Esposito Partners. The Independent Trustees noted that the Fund may use Esposito Securities, LLC, a broker-dealer affiliated with the Sub-Adviser, for Fund brokerage transactions, but further noted that the amount of any commissions related to such transactions was not expected to be significant given the size of the Fund and the Fund’s use of in-kind transactions for creation and redemption activities. The Independent Trustees noted that, given that the Sub-Adviser was earning only the minimum fee under the Old Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the expected profitability to the Sub-Adviser with respect to the Proposed Sub-Advisory Agreement was not expected to be excessive. Overall, the Independent Trustees concluded that the fees to be paid under the Proposed Sub-Advisory Agreement were reasonable.

With respect to economies of scale, the Independent Trustees took note that the Fund had not yet attracted sufficient assets to assess whether the benefits from economies of scale would be achieved by the Fund.

No single factor was determinative of the Independent Trustees’ decision to approve the Proposed Sub-Advisory Agreement; rather, the Independent Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Independent Trustees determined that the Proposed Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund.  The Independent Trustees therefore determined that the approval of the Proposed Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Additional Information about the Trust and the Sub-Adviser. No Trustee or executive officer of the Trust holds any position with the Sub-Adviser. Other than the Transaction, the Fund knows of no other purchases or sales of securities of the Sub-Adviser or its parent companies or subsidiaries since the beginning of the most recently completed fiscal year by any Trustee.

Affiliated  Broker. Esposito Partners has an affiliated broker-dealer, Esposito Securities, LLC, which is affiliated through the common control of Mark Esposito.

OTHER BUSINESS

Record Date/Shareholders Entitled to Vote. The Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund. Shareholders of the Fund at the close of business on February 25, 2014 will be entitled to be present and vote at the Meeting. As of that date, there were  400,000 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $5,504,929 .

Voting Proxies. You should read the entire proxy statement before voting. If you have any questions regarding the proxy statement, please call 1-855-325-6676 . If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or Internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed Proxy Card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote “FOR” Proposal 1 and Proposal 2 and may vote at their discretion with respect to other matters not now known to the Board that may be presented to the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Each Proposal will be voted on by shareholders of the Fund. Along with the approval of the Board, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Fund within the meaning of the 1940 Act (the “Independent Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for each of the Proposed Advisory Agreements to become effective. “Majority” for this purpose, as permitted under the 1940 Act means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” each proposal as to which it is entitled to vote.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of any Proposal (or abstained) and vote against adjournment all proxies that voted against any Proposal.

Quorum Required. The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of 40% of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.” If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or the Adviser, who will not be paid for these services, or by a third-party proxy solicitation firm. The Adviser will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Adviser. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53205. The Fund’s administrator, transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on February 25, 2014, none of the officers or Trustees of the Trust held any beneficial ownership of the Fund’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on February 25, 2014, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	23.70%	Record
Charles Schwab & Co., Inc 211 Main Street San Francisco, CA 94105	12.56%	Record
Vanguard 14321 N. Northsight Blvd. Scottsdale, AZ 85260	11.54%	Record
Scottrade, Inc. 12800 Corporate Hill Drive St. Louis, MO 63131	10.54%	Record
TD Ameritrade 1005 N Ameritrade Place Bellevue, NE 68005	8.45%	Record
Citigroup Global Markets, Inc. 111 Wall Street, 4th Floor New York, NY 10005	7.25%	Record

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports, once they are available, may be requested without charge by writing to the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI, 53202 or by calling, toll-free, 1-877-756-7873.

GENERAL INFORMATION

Other Matters to Come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Agreement and Declaration of Trust of the Trust and the By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-877-756-7873. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-877-756-7873 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

EXHIBIT A
FACTORSHARES TRUST

INVESTMENT ADVISORY AGREEMENT

with

Factor Advisors, LLC

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this __th day of ____________, 2014 by and between FACTORSHARES TRUST (the “Trust”), a Delaware statutory trust, and FACTOR ADVISORS, LLC, a Delaware limited liability company with its principal place of business at One Penn Plaza, 36th Floor, New York, New York 10119 (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has entered into a Business Management Agreement dated October 19, 2012 with PureShares LLC (the “Business Manager”), pursuant to which the Business Manager is obligated to pay the investment advisory fees set forth in Schedule A hereto, to the Adviser; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser agree as follows:

1. The Adviser’s Services.

(a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b) Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each a “Sub-Adviser”), for each of the Funds referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the sub-adviser(s), and the retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such sub-adviser shall be registered and in good standing with the Commission and capable of performing its sub- advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund.

(c) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(d) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s).

(e) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940
Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

(f) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

(g) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub- custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(h) Business Management Agreement. The Adviser agrees to assist the Trust in complying with the requirements of the Business Management Agreement, dated October 19, 2012.

2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

3. Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)    Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b)  Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)  Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4. Brokerage.

(a)    Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)    Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for each Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Funds that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.

(c)    Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d)    Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6. Compensation to the Adviser. For the services to be provided by the Adviser pursuant to this Agreement, the Adviser will receive from the Business Manager, and the Adviser agrees to accept as full compensation therefore, an advisory fee at the rate specified in Schedule A attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets, shall be computed daily, and will be paid to the Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

7. Expenses. The Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Adviser’s duties under this Agreement.

8. Representations, Warranties and Covenants.

(a)    Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)    ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)    Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)    Use Of The Name “FactorShares.” The Adviser has the right to use the name “FactorShares” in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “FactorShares” in connection with the Adviser’s management of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “FactorShares.”

(e)    Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)    No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)   Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

(h)    Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

9.Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

10.Assignment. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

11.Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

12.Duration and Termination. This Agreement shall become effective upon the commencement of the inception date of the Fund, and shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (c) of this section and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

(a)    The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)    The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(c)    This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.Certain Definitions. For the purposes of this Agreement:

(a)    “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)    “Interested persons”  and  “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

15. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

17. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

18. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

	FACTORSHARES TRUST, on behalf of each Fund listed on Schedule A		FACTOR ADVISORS, LLC

By:		By:
	Samuel Masucci, III		Samuel Masucci, III
	President		CEO

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT Dated ________________, 201_ between FACTORSHARES TRUST
and
FACTOR ADVISORS, LLC

The Business Manager will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the greater of (1) the minimum fee or (2) the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Fee	Rate
PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF	$30,000	0.15%

EXHIBIT B
ESPOSITO PARTNERS, LLC
SUB-ADVISORY AGREEMENT

AGREEMENT made this __th day of _______________, 2014 by and between Factor Advisors, LLC, a Delaware limited liability company with its principal place of business at 35 Beechwood Road, Suite 2B, Summit, New Jersey 07091 (the “Adviser”), and Esposito Partners, LLC, a Delaware limited liability company with its principal place of business at 300 Crescent Court, Suite 650, Dallas, Texas 75201 (the “Sub-adviser”).

WITNESSETH

WHEREAS, FactorShares Trust, a Delaware statutory trust (the “Registrant”), is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ______________, 201_ with the Registrant; and

WHEREAS, the Registrant has entered into a Business Management Agreement dated October 19, 2012 with PureShares LLC, a Delaware limited liability company with its principal place of business at 2 Central Avenue, Suite 2B, Madison, New Jersey 07940 (the “Business Manager”), pursuant to which the Business Manager is obligated to pay the Adviser an investment advisory fee set forth in Section 1(b) of the Business Management Agreement; and

WHEREAS, the Sub-adviser is registered as an investment adviser under the Advisers Act; and

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-adviser is willing to furnish such services to the Adviser and each series listed on Appendix A hereto (each, a “Series”) of the Registrant.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties agree as follows:

1. Duties of Sub-adviser. The Adviser hereby appoints the Sub-adviser to act as investment Sub-adviser to each Series of the Registrant, for the period and on such terms as are set forth in this Agreement. Subject to the supervision of the Adviser and the Board of Trustees of the Registrant (the “Board”), the Adviser employs the Sub-adviser to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to advise of the securities to be purchased or sold and the portion of the Series’ assets to be held un-invested, to designate the identity and weighting of the securities in the Deposit Securities and the Fund Securities (as such terms are defined in the Registration Statement), to provide the Adviser and the Registrant with records concerning the Sub-adviser’s activities which the Registrant is required to maintain, and to render regular reports to the Adviser, the Registrant’s officers and Board concerning the Sub-adviser’s discharge of the foregoing responsibilities.

The Sub-adviser will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31 a-3 under the 1940 Act, the Sub-adviser agrees that all records which it maintains for the Registrant are the property of the Registrant, agrees to preserve for the periods prescribed by Rule 31 a-2 under the 1940 Act any records which it maintains for the Registrant and which are required to be maintained by Rule 31 a-I under the 1940 Act and further agrees to surrender promptly to the Registrant any records which it so maintains, upon request by the Registrant. The Sub-adviser shall discharge the foregoing responsibilities subject to the control and supervision of the Adviser and the officers and the Board of the Registrant, and in compliance with the objectives, policies and limitations set forth in the Registrant’s Registration Statement, including the Series’ prospectus and statement of additional information, applicable laws and regulations.

In carrying out its responsibilities hereunder, the Sub-adviser will consult with the Adviser on a continuous basis regarding the management of the Series. The Sub-adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided therein.

The Sub-adviser shall be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as assets in each of the Series.

The Sub-adviser shall promptly notify the Adviser of any financial condition that is reasonably likely to impair the Sub-adviser’s ability to fulfill its commitment under the Agreement.

The Sub-adviser shall furnish to the Adviser or the Board of Trustees such periodic reports and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request. Upon the request of the Adviser, the Sub-adviser shall also furnish to the Adviser any other information relating to the assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

2. Portfolio Transactions. The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to obtain the best available price and most favorable execution. Consistent with any guidelines established by the Board and Section 28(e) of the Securities Exchange Act of 1934, the Sub-adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-adviser to its discretionary clients, including each of the Series. In addition, the Sub-adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-adviser or the Registrant’s principal underwriter) if the Sub-adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the assets be purchased from or sold to the Adviser, Sub-adviser, the Registrant’s principal underwriter, or any affiliated person of either the Registrant, Adviser, the Sub-adviser or the Registrant’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.

The Sub-adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other customers, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-adviser will promptly communicate to the Adviser and the officers and Board of the Registrant such information relating to Series transactions as they may reasonably request.

3. Compensation of the Sub-adviser. For the services to be rendered by the Sub-adviser as provided in Section 1 of this Agreement, the Adviser shall pay to the Sub-adviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of each Series’ average daily net assets or minimum fee. The annual percentage rate and minimum fee for each Series is set forth in Appendix B hereto. In addition, the Adviser shall be responsible for extraordinary expenses incurred by the Sub-adviser in performing its services hereunder, including, without limitation, expenses incurred with respect to proxy voting execution, advice, non-payment of Registrant and reporting. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

4. Reports. The Adviser agrees to furnish to the Sub-adviser current prospectuses, proxy statements, reports to shareholders, financial statements and such other information relating to the Series as the Sub-adviser may reasonably request. The Sub-adviser agrees to furnish to the Adviser and to the Board of the Registrant such information concerning its own affairs as the Adviser or the Board of the Registrant may reasonably request, including copies of its Form ADV and any other filings of the Sub-adviser with the SEC and certified copies of its financial statements.

5. Status of Sub-adviser. The services of the Sub-adviser to the Adviser and the Series are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others.

6. Liability of Sub-adviser. (a) In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Sub-adviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty by the Sub-adviser with respect to the receipt of compensation for its services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act, the Sub-adviser shall not be subject to any liability whatsoever to the Adviser of the Series, the Registrant, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series. (b) In no event shall the Sub-adviser be liable for (i) acting in accordance with instructions from the Adviser, (ii) special, consequential or punitive damages, or (iii) or any losses due to forces beyond the control of the Sub-adviser including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services. (c) The Adviser shall indemnify the Sub-adviser and hold it harmless against any and all claims, losses, liabilities, damages or expenses, including attorneys’ fees and expenses, howsoever arising from or in connection with this Agreement or the performance of its own duties hereunder, provided that nothing contained herein shall require that the Sub-adviser be indemnified for its gross negligence or willful misconduct.

7. Duration and Termination. This Agreement shall become effective upon the date first written above, provided that this Agreement shall not take effect with respect to the Series unless it has first been approved by a vote of a majority of those Trustees of the Registrant, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, unless sooner terminated as provided herein, and thereafter this Agreement shall continue in force and effect from year to year so long as such continuance is specifically approved at least annually (a) by the Adviser and (b) by the Board of the Registrant or by vote of a majority of the outstanding voting securities of the Series. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Trustees of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of the Agreement.

This Agreement may be terminated by the Adviser or by the Series at any time, without the payment of any penalty (in the case of termination by the Series, by vote of a majority of the entire Board of Trustees of the Registrant or by vote of a majority of the outstanding voting securities of the Series), on 60 days’ written notice to the Sub-adviser and, in the case of termination by the Adviser, to the Registrant. This Agreement may be terminated by the Sub-adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Adviser and the Series. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee. As used in this Section 7, the terms “assignment”, “interested persons”, and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

8. Compliance Program of the Sub-adviser. The Sub-adviser hereby represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and (b) to the extent that the Sub-adviser’s activities or services could affect the Series, the Sub-adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Series and the Sub-adviser (the policies and procedures referred to in this Section 8(b), along with the policies and procedures referred to in Section 8(a), are referred to herein as the Sub-adviser’s “Compliance Program”).

9. Confidentiality. Subject to the duty of the Adviser or Sub-adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Series and the actions of the Sub-adviser and the Series in respect thereof. It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Series or such persons as the Adviser may designate in connection with the Series. It is also understood that any information supplied to the Sub-adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund is to be regarded as confidential and for use only by the Sub-adviser in connection with its obligation to provide investment advice and other services to the Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Series shall be deemed proprietary information of the Adviser, and that the Sub-adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

10. Reporting of Compliance Matters. (a) The Sub-adviser shall promptly provide to the Registrant’s Chief Compliance Officer (“CCO”) the following:

(i) reasonable access, at the Sub-adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-adviser’s investment advisory business and the Sub-adviser’s responses thereto; provided that the Sub-adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-adviser reasonably determines should not be disclosed to the Registrant’s CCO;

(ii) a report of any material violations of the Sub-adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-adviser’s Compliance Program;

(iii) on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-adviser’s Compliance Program;

(iv) a copy of the Sub-adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v) an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 8 of this Agreement.

(b) The Sub-Adviser shall also provide the Registrant’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-adviser.

11. Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-adviser, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

12. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Applicable law. This Agreement shall be construed in accordance with the laws of the State of Texas, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

Factor Advisors, LLC	Esposito Partners, LLC

By:	By:
Title:	Title:
Date:	Date:

Appendix A

Funds:

PureFunds ISE Junior Silver (Small Cap Miners/Explorers) ETF

Appendix B

The Adviser, pursuant to Section 3 of this Agreement, agrees to pay the Sub-adviser under the following schedule:

Domestic
Total Assets Under Management (AUM)  = 5 BPS

Domestic Sub-Advisory payments are subject to a minimum relationship fee per year (computed monthly) of $15,000.00 per fund under management.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
	1)	Read the Proxy Statement and have the p roxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903

Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, do not mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M68435-S16283	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2 AND   IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

		For	Against	Abstain

1.	To approve the Investment Advisory Agreement by and between FactorShares Trust, on behalf of the PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF, and Factor Advisors, LLC	☐	☐	☐

		For	Against	Abstain

2.	To approve the Sub-Advisory Agreement by and between Factor Advisors, LLC and Esposito Partners, LLC.	☐	☐	☐

3.	To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

WE NEED YOUR VOTE BEFORE APRIL 10, 2014

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [ Joint Owners ]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 10, 2014

The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and
Proxy are available on the Internet at http://www.proxyvote.com.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

IMPORTANT: PLEASE SIGN AND DATE YOUR PROXY TODAY
AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS REQUIRED.

M68435-S16283

PROXY

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF

SPECIAL MEETING OF SHAREHOLDERS
APRIL 10, 2014

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF FACTORSHARES TRUST

The undersigned hereby appoints Samuel Masucci, III, Paul R. Fearday, Kristen M. Weitzel, Joey M. Blabaum and Michael D. Barolsky, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”), a series of FactorShares Trust (the “Trust”), to be held on April 10, 2014, at 11:00 a.m. Central Time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on February 25, 2014. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

At their discretion, the named proxies may vote upon any other matters which may legally come before the Meeting , or any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.